Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER*
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Avery Dennison Corporation (the “Company”) hereby certifies, to the best of his knowledge, that:
(i)the Annual Report on Form 10-K of the Company for the fiscal year ended December 28, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
February 26, 2025

/s/ Danny G. Allouche
Danny G. Allouche
Senior Vice President, Chief Strategy and Corporate Development Officer, and Interim Chief Financial Officer
*The above certification accompanies the Company’s Annual Report on Form 10-K and is furnished, not filed, as provided in SEC Release 33-8238, dated June 5, 2003.